                                                                   EXHIBIT 10.01

[***] indicates the omission of confidential portions for which confidential treatment has been requested. Such confidential information has been filed separately with the Securities and Exchange Commission.

                               AMENDMENT NO. 4 TO
                              AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT

          This AMENDMENT NO. 4 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT(this "AMENDMENT"), dated as of February 3, 2005, by and among Cardinal Health Funding, LLC, a Nevada limited liability company, as Seller ("SELLER"), Griffin Capital, LLC, a Nevada limited liability company, as Servicer ("SERVICER"), each entity signatory hereto as a Conduit (each a "Conduit " and collectively, the "CONDUITS"), each entity signatory hereto as a Financial Institution (each a "FINANCIAL INSTITUTION" and, collectively with the Conduits, the "PURCHASERS"), each entity signatory hereto as a Managing Agent (each a "MANAGING AGENT" and collectively, the "MANAGING AGENTS") and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago), as the Agent (the "AGENT").

                                    RECITALS

          Seller, Servicer, the Purchasers, the Managing Agents and the Agent have entered into that certain Amended and Restated Receivables Purchase Agreement, dated as of May 21, 2004, as amended by the Omnibus Amendment, dated as of August 18, 2004, as further amended by the Omnibus Limited Waiver and Second Omnibus Amendment thereto, dated as of September 24, 2004, and as further amended by the Amendment No. 3 thereto, dated as of September 30, 2004 (as heretofore amended, the "PURCHASE AGREEMENT").

          Seller, Servicer, the Purchasers, the Managing Agents and the Agent now desire to amend a certain provision of the Purchase Agreement upon the terms and subject to the conditions set forth herein to provide for a Special Concentration Limit for [***].

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

     SECTION 1. Definitions. Capitalized terms used herein and not defined herein shall have the respective meanings assigned thereto in the Purchase Agreement, as amended hereby.

     SECTION 2. Amendment to Purchase Agreement. Subject to the terms and conditions set forth herein, the definition of "Concentration Limit" set forth in Exhibit I to the Purchase Agreement is hereby amended by amending and restating, in its entirety, such definition where it appears therein to read as follows:

          "Concentration Limit" means, at any time, for any Obligor, three percent (3%) of the aggregate Outstanding Balance of all Receivables that are Eligible Receivables, or such other amount (a "Special Concentration Limit") for such Obligor designated by the Agent; provided, that the Rating Agencies then rating the Commercial Paper notes of the Scotia Conduit shall have confirmed that the ratings of the Commercial Paper notes of the Scotia Conduit will not be downgraded or withdrawn as a result of any designation by the Agent of any new Obligor subject to a Special Concentration Limit or any increase by the Agent of an existing Special Concentration Limit percentage; and provided, further, that in the case of an Obligor and any Affiliate of such Obligor, the Concentration Limit shall be calculated as if such Obligor and such Affiliate are one Obligor; and provided, further, that the Agent or any Managing Agent may, upon not less than three Business Days' notice to Seller, cancel any Special Concentration Limit; and provided, further, the Special Concentration Limit for the Obligor [***] shall be automatically cancelled if, at any time, the senior unsecured long-term debt rating of [***] shall fall below BBB- (or is withdrawn), as determined by S&P, or shall fall below Baa3 (or is withdrawn), as determined by Moody's. The following Special Concentration Limits have been established by the Agent for the following Obligors:

                                    SPECIAL CONCENTRATION LIMIT
                                  (% OF THE AGGREGATE OUTSTANDING
OBLIGOR                          BALANCE OF ELIGIBLE RECEIVABLES)
-------                          --------------------------------
[***]                                            7%
[***]                                            4%
[***]                                            5%
[***]                                            4%
[***]                                           18%

     SECTION 3. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof, subject to the satisfaction of the following conditions:

          (a) Amendment. The Agent and each Managing Agent shall have received executed counterparts of this Amendment, duly executed by each of the parties hereto.

          (b) Confirmation. Either of Scotia or the Scotia Conduit shall have received confirmation from each of the Rating Agencies then rating the Commercial Paper notes of the Scotia Conduit that the ratings of the Commercial Paper notes of the Scotia Conduit will not be downgraded or withdrawn as a result of the designation of [***] being subject to a Special Concentration Limit.

          (c) Representations and Warranties. As of the date hereof, both before and after giving effect to this Amendment, all of the representations and warranties of Seller and Servicer contained in the Purchase Agreement, as amended hereby, and in each other Transaction Document (other than those that speak expressly only as of a different date) shall be true and correct in all material respects as though made on the date hereof (and by its execution hereof, each of Seller and Servicer shall be deemed to have represented and warranted such).

          (d) No Amortization Event. As of the date hereof, both before and after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each of Seller and Servicer shall be deemed to have represented and warranted such).

     SECTION 4. Miscellaneous.

          (a) Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Purchase Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which any Purchaser, each Managing Agent or the Agent may now have or may have in the future under or in connection with the Purchase Agreement or any other instrument or agreement referred to therein. Each reference in the Purchase Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to "Receivables Purchase Agreement," the "Purchase Agreement" or the Purchase Agreement shall mean the Purchase Agreement, as amended hereby, as applicable. This Amendment shall be construed in connection with and as part of the Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

          (b) Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

          (c) Costs, Fees and Expenses. Seller agrees to reimburse the Agent, each Managing Agent and each Purchaser on demand for all costs, fees and expenses incurred by the Agent, each Managing Agent and each Purchaser (including, without limitation, the reasonable fees and expenses of counsels to the Agent, each Managing Agent and each Purchaser) incurred in connection with the preparation, execution and delivery of this Amendment.

          (d) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

          (e) Severability. Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

          (f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

          (g) WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

                            (Signature Pages Follow)

          IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the date first above written.

                                        CARDINAL HEALTH FUNDING, LLC


                                        By: /s/: Ali Rizvi
                                            ------------------------------------
                                        Name: Ali Rizvi
                                        Title: President


                                        GRIFFIN CAPITAL, LLC


                                        By: /s/: Wayne Jeu
                                            ------------------------------------
                                        Name: Wayne Jeu
                                        Title: President

                                        PREFERRED RECEIVABLES FUNDING
                                        CORPORATION, as a Conduit


                                        By: /s/: Serri Gerner
                                            ------------------------------------
                                        Name: Sherri Gerner
                                        Title: Authorized Signer


                                        FALCON ASSET SECURITIZATION CORPORATION, as a Conduit


                                        By: /s/: Sherri Gerner
                                            ------------------------------------
                                        Name: Sherri Gerner
                                        Title: Authorized Signer


                                        JPMORGAN CHASE BANK, N.A. (successor by
                                        merger to Bank One, NA (Main Office
                                        Chicago)), as a Financial Institution
                                        and as Agent


                                        By: /s/: Sherri Gerner
                                            ------------------------------------
                                        Name: Sherri Gerner
                                        Title: Vice President

                                        LIBERTY STREET FUNDING CORP., as a
                                        Conduit


                                        By: /s/: Kevin Burns
                                            ------------------------------------
                                        Name:  Kevin Burns
                                        Title: Vice President



                                        THE BANK OF NOVA SCOTIA,
                                        as a Financial Institution and as a
                                        Managing Agent


                                        By: /s/: Michael Eden
                                            ------------------------------------
                                        Name:  Michael Eden
                                        Title: Director